UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 4, 2026

Karyopharm Therapeutics Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36167	26-3931704
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Wells Avenue, 2nd Floor Newton, Massachusetts	02459
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 658-0600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	KPTI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on November 2, 2026, Karyopharm Therapeutics Inc. (the “Company”) and its subsidiary, KPT Texas LLC (together with the Company, the “Debtors”) filed voluntary petitions (the “Bankruptcy Petitions”) under Chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (such court, the “Court” and such cases, the “Cases”).

On November 4, 2026, the Company received written notice (the “Delisting Notice”) from the staff of The Nasdaq Stock Market (“Nasdaq”) notifying the Company that, as a result of the Bankruptcy Petitions and in accordance with Nasdaq Listing Rules 5101, 5110(b) and IM-5101-1, the staff of Nasdaq determined that the Company’s securities will be delisted from Nasdaq. In the Delisting Notice, the staff of Nasdaq referenced that its determination was based on several factors including (i) the Bankruptcy Petitions and associated public interest concerns raised by them; (ii) concerns regarding the residual equity interest of the existing listed security holders; and (iii) concerns about the Company’s ability to sustain compliance with all requirements for continued listing on Nasdaq. The Delisting Notice also indicated that the Company may appeal Nasdaq’s determination pursuant to Nasdaq Listing Rule 5800 Series. The Company will not appeal this determination.

Trading of the Company’s common stock will be suspended on Nasdaq at the opening of business on November 11, 2026 and a Form 25-NSE will be filed with the Securities and Exchange Commission, which will remove the securities from listing and registration on Nasdaq. As a result of the delisting, the common stock is expected to begin trading on an over-the-counter market on or after November 11, 2026. On an OTC market, shares of the Company’s common stock, which previously traded on the Nasdaq Global Select Market under the symbol KPTI, are expected to trade under the symbol KPTIQ.

Cautionary Statements Regarding Trading in the Company’s Securities

The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Cases is highly speculative and poses substantial risks and that no assurance can be made that trading in the Company’s common stock on an OTC market will commence or be maintained. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by the Company’s securityholders in the Cases. The Joint Prepackaged Chapter 11 Plan of Reorganization of the Debtors filed with the Court on November 2, 2026 provides that holders of the Company’s common stock and the 0% Series A Convertible Perpetual Preferred Stock will not receive any payment or other distribution on account of such securities. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities. In particular, the Company expects that its existing equity securities will have no value and that holders of such securities will experience a complete loss on their investment.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “expects,” “intends,” “potential,” “projects,” “target,” “will,” “would,” and “future” or similar expressions are intended to identify forward-looking statements. Such forward-looking statements include those regarding the suspension of trading in, and delisting of, the Company’s common stock from the Nasdaq Global Select Market, the filing by Nasdaq of a Form 25-NSE, the expected trading of the Company’s common stock on an OTC market, the Cases and other statements that are not historical fact. These statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in these forward-looking statements. These risks and uncertainties include, but are not limited to: (i) the unpredictability of trading markets and whether a market will be established or maintained for the Company’s common stock on an OTC market; (ii) potential adverse effects of the Cases on the Company’s liquidity and results of operations; (iii) the Company’s ability to obtain timely approval by the Court of the motions filed in the Cases; (iv) the Company’s ability to maintain relationships with suppliers, vendors, collaboration and license partners, employees and other third parties and regulatory authorities as a result of the Cases; (v) the effects of the Cases on the Company and on the interests of various constituents, including holders of the Company’s common stock and the Company’s 0% Series A Convertible Perpetual Preferred Stock; (vi) the Court’s rulings in the Cases and the outcome of the Cases generally; (vii) the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Cases; (viii) risks related to the consummation of the transactions contemplated by the Company’s previously disclosed stalking horse asset purchase agreement; and other risks and uncertainties, including those described in the section entitled “Risk Factors” in the Company’s most recent annual or quarterly report filed with the Securities and Exchange Commission (“SEC”) and in other filings the Company makes with the SEC from time to time. The forward-looking statements herein do not constitute guarantees of future performance, and you are cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to update the information contained in this Current Report on Form 8-K to reflect new events or circumstances, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KARYOPHARM THERAPEUTICS INC.

Date: November 5, 2026	By:	/s/ Michael Mano
Michael Mano
Executive Vice President, Chief Legal Officer and Secretary